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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 26, 1996
                                                           -------------


                       CenterPoint Properties Corporation
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                      1-12630                36-3910279
     ----------------             ----------------         ----------------
      (State or other              Commission File         (I.R.S. Employer
       jurisdiction                    Number               Identification
     of incorporation)                                           No.)


                 401 N. Michigan Avenue, Chicago, Illinois 60611
          ------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 346-5600
                                                           --------------

                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS.

       On June 5, 1995 CenterPoint Properties Corporation (the "Company") filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $200,000,000 in securities of the Company (the "Registration Statement"). On January 26, 1996, the Commission declared the Registration Statement, as amended by Post-Effective Amendment No. 1, effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the, "Prospectus.")

       The Company is filing on June 28, 1996 a supplement to the Prospectus, dated June 26, 1996, relating to the issuance and sale of up to 3,450,000 shares of the Company's common stock, $.001 par value per share (the "Common Stock Supplement"). In connection with the

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filing of the Common Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         1 Form of Underwriting Agreement between the Company and Lehman Brothers Inc. dated June 26, 1996, with respect to the issuance and sale by the Company of up to 3,450,000 shares of the Company's common stock.

         5 Opinion Letter of Coffield Ungaretti & Harris regarding the validity of the common stock.

         8 Opinion Letter of Coffield Ungaretti & Harris regarding tax matters.

         23.1  Consent of Coffield Ungaretti & Harris (included as part of
               Exhibit 5)


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CENTERPOINT PROPERTIES CORPORATION
                                   (Registrant)


Dated:  June 26, 1996         By:  /s/  Paul S. Fisher
                                   -----------------------------------------
                                   Its:   EXECUTIVE VICE PRESIDENT AND CHIEF
                                          FINANCIAL OFFICER


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